UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006

PATH 1 NETWORK TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15609	13-3989885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6215 Ferris Square, Suite 140, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 450-4220

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Path 1 Network Technologies Inc. (the “Company”) entered into a Patent Purchase Agreement with Great Links G.B. LLC (the “Great Links Agreement”), effective November 17, 2006, to sell all right, title and interest in certain patents, provisional patent applications and non-provisional patent applications for $535,000. On December 20, 2006 the Company entered into an Amendment to Patent Purchase Agreement with Great Links G.B. LLC (the “Amended Great Links Agreement”). The Amended Great Links Agreement provides for a $900 reduction in the purchase price to $534,100 for certain maintenance fees corresponding to one of the patents. In connection with the Amended Great Links Agreement, the Company executed a letter dated December 20, 2006 regarding assignment of the patents covered by the Great Links Agreement on behalf of Great Links G.B. LLC (the “Assignment Letter”). On December 22, 2006, the Company received payment from the sale of the patents.

As part of the Great Links Agreement, the Company receives a royalty-free, non-exclusive, non-sublicensable right and license to practice the methods and to make, have made, use, distribute, lease, sell, offer for sale, import, export, develop and otherwise dispose of and exploit any products covered by the patents. The Company retains the sole right to the Technology License Agreement with Visionary Solutions, Inc. for current and future royalties. On August 30, 2006, the Company issued to Laurus Master Fund, Ltd. a warrant to purchase up to an aggregate amount of 350,000 shares of Common Stock of the Company with an exercise price of $0.50 per share, in exchange for the permission to sell the patents covered under the Great Links Agreement. The fair value of the warrants amounted to $107,000 and was capitalized as debt issuance costs which is being amortized over the remaining life of the convertible note.

The Amended Great Links Agreement and the Assignment Letter are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit #	Description
10.1	Amendment to Patent Purchase Agreement dated December 20, 2006 by and between the Company and Great Links G.B. LLC.

10.2	Assignment letter dated December 20, 2006 by and between the Company and Great Links G.B. LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATH 1 NETWORK TECHNOLOGIES INC.

Date: December 22, 2006	By:	/s/ Jeremy Ferrell
Jeremy Ferrell
Interim Chief Financial Officer

Exhibit Index

Exhibit #	Description
10.1	Amendment to Patent Purchase Agreement dated December 20, 2006 by and between the Company and Great Links G.B. LLC.

10.2	Assignment letter dated December 20, 2006 by and between the Company and Great Links G.B. LLC.